UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2024

FISCALNOTE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39672	88-3772307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW, 6th Floor,
Washington, D.C. 20004
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202)793-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	NYSE
Warrants to purchase one share of Class A common stock	NOTE.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan Amendment

Effective December 31, 2024, FiscalNote Holdings, Inc. (the “Company”) amended the Company’s 2022 Long-Term Incentive Plan (the “2022 LTIP”) to (i) effectuate a one-time increase in the number of shares authorized for issuance under the 2022 LTIP and (ii) revise the “evergreen” provision of the 2022 LTIP such that the number of shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”) that are automatically added to the 2022 LTIP on January 1st of each year will be increased up to the lesser of (a) five percent (5%) of the total number of shares of Class A Common Stock outstanding on December 31st of the preceding calendar year or (b) 13,523,734 shares of Class A Common Stock (the “LTIP Amendment”).

The LTIP Amendment is described in the Company’s Information Statement filed with the Securities and Exchange Commission on December 10, 2024 (the “Information Statement”). As previously reported in the Information Statement, on December 8, 2024, certain stockholders of the Company holding 52.0% of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock, $0.0001 par value per share, voting together as a single class, approved the LTIP Amendment by written consent.

Equity Grant to Chief Financial Officer

On December 31, 2024, the Compensation Committee of the Company’s Board of Directors approved a grant of restricted stock units (RSUs) to Mr. Jon Slabaugh, the Company’s Chief Financial Officer, with a grant date value of $1 million. One-third of such RSUs will vest on January 1, 2026 and an additional 1/12 of such RSUs will vest on the first day of each calendar quarter thereafter, commencing April 1, 2026. The Company expects to issue the RSUs shortly after the filing of a Registration Statement on Form S-8.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to the FiscalNote Holdings, Inc. 2022 Long-Term Incentive Plan

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By:	/s/ Todd M. Aman
Name:	Todd M. Aman
Title:	SVP, General Counsel & Secretary
Date:	January 3, 2025